                                                                   Annual Report

                                                               December 31, 2001


                                                            [FIRST HORIZON LOGO]

FIRST HORIZON
                                                       GROWTH & INCOME PORTFOLIO
ANNUAL REPORT                                                  DECEMBER 31, 2001


PORTFOLIO MANAGEMENT TEAM

[PHOTO OF EDWARD GOLDSTEIN AND DAVID THOMPSON]

EDWARD GOLDSTEIN, MBA
26 YEARS OF INVESTMENT EXPERIENCE

DAVID THOMPSON, MBA, CFA
13 YEARS OF INVESTMENT EXPERIENCE


     HOW DID THE FUND PERFORM?
The First Horizon Growth & Income Portfolio returned 9.08% for the three-month period ended Dec. 31, 2001, compared to the S&P 500 quarterly return of 10.7%. Since inception (Aug. 20, 2001), the Portfolio has returned 0.68%, compared to the S&P 500 which returned -1.49%.(1)


     WHY DID THE FUND PERFORM THIS WAY?
The Portfolio was over-weighted in the financial and healthcare sectors. Financial stocks did not perform as well as anticipated given the aggressive easing by the Federal Reserve. As the economy slowed, overriding concerns of weakening credit quality problems tended to overshadow the impact of lower rates. However, when the economy begins to rebound in 2002, we expect improved performance from the financial sector as credit fears abate and loan growth accelerates.

The healthcare sector of the Portfolio is dominated by major pharmaceutical companies, which also did not perform as well as expected due to a number of companies that experienced product patent expirations, and slowing in new drug pipelines. This group tends to lag the market in the early stages of a recovery as some investors flock to more cyclical areas that are more highly leveraged to a turn in the economy. We believe, however, there are greater risks to the earnings of cyclical companies, and that investors in the future will return to companies that have historically delivered consistent earnings (e.g. pharmaceuticals).


     WHAT IS YOUR OUTLOOK FOR 2002?
The market downturns of 2000-01 represent the first consecutive years of decline in the market since the bear market of 1973-74. However, with ample easing provided by the Fed, low energy prices, and the prospects of an economic stimulus plan, we expect economic growth to resume in 2002. While some forecasters project a quick, sharp recovery, we expect things to improve at a more gradual pace. The key challenge facing the market in 2002 will be the ability of companies to grow earnings. On average, corporate earnings declined by approximately 17% in 2001.

Stock selection, though always important, is especially critical in a slower growth environment. We will continue to pay close attention to the fundamentals of the companies we own because we realize that earnings are the ultimate drivers of stock prices.

                                                  CAPITAL APPRECIATION PORTFOLIO
                                                               DECEMBER 31, 2001


PORTFOLIO MANAGEMENT TEAM

[PHOTO OF GERALD S. FREY]
GERALD S. FREY is managing director/chief investment officer, growth equities of Delaware Management Company. Mr. Frey has 21 years of experience in the money management business and holds a bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University.

[PHOTO OF MARSHALL T. BASSETT]
MARSHALL T. BASSETT is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Bassett received his bachelor's degree and MBA from Duke University.

[PHOTO OF JOHN A. HEFFERN]
JOHN A. HEFFERN is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill.


     HOW DID THE FUND PERFORM?
The First Horizon Capital Appreciation Portfolio returned 26.3% for the fourth quarter of 2001. Comparatively, the Russell 2000 Growth Index increased 26% for the same calendar quarter. Since inception (Aug. 20, 2001), the Portfolio has delivered a cumulative total return of 9%, compared to the Russell 2000 Growth Index which returned 3.61%.(1)


     WHY DID THE FUND PERFORM THIS WAY?
The Portfolio was up for the quarter, thanks to strong, widespread performance among most sectors. Riverstone Networks and Finisar, two technology issues, were the best performing stocks during the quarter as investors started to return to this sector in the belief that the severe decline in capital spending may end. Both stocks increased by more than 150% during the quarter. Tweeter Home Entertainment, a retailer of high-end electronics, rose more than 100% during the quarter as the forecasted decline in consumer spending failed to materialize. Other consumer-oriented stocks such as media companies and restaurants also posted strong gains.

Financial stocks were the worst performers, based on the belief that increased interest rates would lead to a decline in mortgage activity. Doral Financial declined 19% during the period based on these fears.


     WHAT IS YOUR OUTLOOK FOR 2002?
Looking forward, we believe the recent economic decline is near an end, and that business activity will once again increase in the coming year. We are concerned, however, that the market's strong performance during the fourth quarter may have already taken into account this economic rebound. Therefore, we feel that the universal gains of the most recent quarter may not be repeated, but instead only the best stocks may experience strong returns. We believe our core strategy of selecting companies that are recognized leaders with strong earnings outlooks will benefit from this investment environment.

DEFINITION OF INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


IMPORTANT LEGAL DISCLOSURE

(1) Total return is the change in the value of an investment in the Portfolio after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. Total return figures are net of all portfolio expenses and reflect all fee waivers and/or reimbursements. Without these fee waivers and/or reimbursements, total return would have been lower. The inception date of each Portfolio is August 20, 2001. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures represent past performance and are not indicative of future results. Total return figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

INDEPENDENT AUDITORS'
REPORT                                                         DECEMBER 31, 2001


DELOITTE
& TOUCHE



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FINANCIAL INVESTORS VARIABLE INSURANCE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Financial Investors Variable Insurance Trust (comprising the First Horizon Growth & Income and First Horizon Capital Appreciation Portfolios, collectively the "Trust") as of December 31, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period August 20, 2001 (inception of offering) to December 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Financial Investors Variable Insurance Trust as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the period August 20, 2001 (inception of offering) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

February 8, 2002



Deloitte
Touche
Tohmatsu

                                                       GROWTH & INCOME PORTFOLIO
                                                               DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS
(Showing Percentage of Total Value of Investments)


                                                                    VALUE
                                                       SHARES      (NOTE 1)
--------------------------------------------------   ----------   ----------
COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 13.5%
MEDIA - 9.0%
Comcast Corp., Class A*                                   1,964   $   70,704
Interpublic Group of Companies, Inc.                      2,424       71,605
Viacom, Inc., Class B*                                    1,063       46,931
                                                                  ----------
TOTAL MEDIA                                                          189,240
                                                                  ----------
MULTILINE RETAIL - 4.5%
Costco Wholesale Corp.*                                   1,813       80,479
Federated Department Stores, Inc.*                          310       12,679
                                                                  ----------
TOTAL MULTILINE RETAIL                                                93,158
                                                                  ----------
TOTAL CONSUMER DISCRETIONARY                                         282,398
                                                                  ----------
CONSUMER STAPLES - 7.8%
BEVERAGES - 3.0%
Pepsico, Inc.                                             1,272       61,934
                                                                  ----------
FOOD & DRUG RETAILING - 1.7%
Sysco Corp.                                               1,394       36,551
                                                                  ----------
HOUSEHOLD PRODUCTS - 1.5%
Kimberly Clark Corp.                                        537       32,113
                                                                  ----------
PERSONAL PRODUCTS - 1.6%
Avon Products, Inc.                                         724       33,666
                                                                  ----------
TOTAL CONSUMER STAPLES                                               164,264
                                                                  ----------
FINANCIALS - 27.0%
BANKS - 7.1%
FleetBoston Financial Corp.                               1,679       61,283
Wells Fargo & Co.                                         2,005       87,117
                                                                  ----------
TOTAL BANKS                                                          148,400
                                                                  ----------
DIVERSIFIED FINANCIALS - 10.9%
Capital One Financial Corp.                               1,574       84,917
Federal Home Loan Mortgage Corp.                            958       62,653
J. P. Morgan Chase & Co.                                  2,218       80,624
                                                                  ----------
TOTAL DIVERSIFIED FINANCIALS                                         228,194
                                                                  ----------
INSURANCE - 9.0%
AFLAC, Inc.                                               1,450   $   35,612
American International Group, Inc.                          960       76,224
XL Capital Ltd., Class A                                    837       76,468
                                                                  ----------
TOTAL INSURANCE                                                      188,304
                                                                  ----------
TOTAL FINANCIALS                                                     564,898
                                                                  ----------
HEALTHCARE - 19.3%
HEALTHCARE EQUIPMENT & SUPPLIES - 3.6%
Medtronic, Inc.                                           1,503       76,969
                                                                  ----------
PHARMACEUTICALS - 15.7%
American Home Products Corp.                              1,235       75,780
Bristol Myers Squibb Co.                                  1,182       60,282
Elan Corp., plc ADR*                                      1,418       63,895
Pharmacia Corp.                                           1,861       79,372
Schering-Plough Corp.                                     1,359       48,666
                                                                  ----------
TOTAL PHARMACEUTICALS                                                327,995
                                                                  ----------
TOTAL HEALTHCARE                                                     404,964
                                                                  ----------
INDUSTRIALS - 4.1%
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Equifax, Inc.                                               737       17,798
                                                                  ----------
INDUSTRIAL CONGLOMERATES - 3.2%
General Electric Co.                                      1,679       67,294
                                                                  ----------
TOTAL INDUSTRIALS                                                     85,092
                                                                  ----------
INFORMATION TECHNOLOGY - 12.0%
IT CONSULTING & SERVICES - 3.9%
Electronic Data Systems Corp.                             1,176       80,615
                                                                  ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.1%
Intel Corp.                                               2,086       65,584
                                                                  ----------
SOFTWARE - 5.0%
EMC Corp.                                                 1,274       17,122
Microsoft Corp.*                                          1,311       86,854
                                                                  ----------
TOTAL SOFTWARE                                                       103,976
                                                                  ----------
TOTAL INFORMATION TECHNOLOGY                                         250,175
                                                                  ----------


SEE NOTES TO FINANCIAL STATEMENTS

                                                                    VALUE
                                                       SHARES      (NOTE 1)
--------------------------------------------------   ----------   ----------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES - 6.1%
DIVERSIFIED TELECOMMUNICATION - 1.8%
Verizon Communications                                      799   $   37,921
                                                                  ----------
WIRELESS TELECOMMUNICATION SERVICES - 4.3%
Vodafone Group, plc ADR                                   3,465       88,981
                                                                  ----------
TOTAL TELECOMMUNICATION SERVICES                                     126,902
                                                                  ----------
UTILITIES - 4.2%
GAS UTILITIES - 4.2%
El Paso Corp.                                             1,959       87,391
                                                                  ----------
TOTAL UTILITIES                                                       87,391
                                                                  ----------
TOTAL COMMON STOCKS                                                1,966,084
  (Cost $1,935,283)                                               ----------

MONEY MARKET MUTUAL FUNDS - 6.0%
SSGA Prime Money Market Fund                             63,282       63,282
SSGA U.S. Treasury Money Market Fund                     63,187       63,187
                                                                  ----------
TOTAL MONEY MARKET MUTUAL FUNDS                                      126,469
  (Cost $126,468)                                                 ----------

TOTAL INVESTMENTS - 100.0%                                        $2,092,553
  (Cost $2,061,751)                                               ==========


* NON-INCOME PRODUCING SECURITY

ADR - AMERICAN DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS

                                                  CAPITAL APPRECIATION PORTFOLIO
                                                               DECEMBER 31, 2001


PORTFOLIO OF INVESTMENTS
(Showing Percentage of Total Value of Investments)


DUE                                 DISCOUNT       PRINCIPAL        VALUE
DATE                                  RATE           AMOUNT        (NOTE 1)
------------------------------     ----------      ----------     ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE - 7.5%
01/09/02                                 1.72%         85,000     $   84,972
                                                                  ----------

TOTAL U.S. GOVERNMENT &
     AGENCY OBLIGATIONS                                               84,972
  (Cost $84,972)                                                  ----------

                                                       SHARES
--------------------------------------------------   ----------   ----------
COMMON STOCKS - 92.4%
CONSUMER CYCLICALS - 15.2%
American Eagle Outfitters, Inc.*                            400       10,464
Cheesecake Factory, Inc.*                                   600       20,874
Coach, Inc.*                                                500       19,490
Cost Plus, Inc.*                                            700       18,410
Duane Reade, Inc.*                                          300        9,105
Gentex Corp.*                                               600       16,044
Hibbett Sporting Goods, Inc.*                               600       18,036
Krispy Kreme Doughnuts, Inc.*                               400       17,680
Ruby Tuesday, Inc.                                          700       14,441
Sonic Corp.*                                                400       14,340
Tweeter Home Entertainment Grp., Inc.*                      500       14,380
                                                                  ----------
TOTAL CONSUMER CYCLICALS                                             173,264
                                                                  ----------
CONSUMER NON-CYCLICALS - 2.2%
American Italian Pasta Co., Class A*                        200        8,406
Constellation Brands, Inc., Class A*                        400       17,140
                                                                  ----------
TOTAL CONSUMER NON-CYCLICALS                                          25,546
                                                                  ----------
ENERGY - 2.8%
Pride International, Inc.*                                2,100       31,710
                                                                  ----------
FINANCIALS - 15.2%
BANKING - 8.2%
BankAtlantic Bancorp, Inc., Class A                       2,200       20,196
Doral Financial Corp.                                     1,000       31,200
R&G Financial Corp., Class B                              1,700       29,121
Sterling Bancshares, Inc.                                 1,000       12,760
                                                                  ----------
TOTAL BANKING                                                         93,277
                                                                  ----------
INSURANCE - 7.0%
Delphi Financial Corp.                                      400   $   13,320
MAX RE Capital Ltd.                                       1,000       15,650
Mutual Risk Management, Ltd.                              1,700       12,410
Radian Group, Inc.                                          900       38,655
                                                                  ----------
TOTAL INSURANCE                                                       80,035
                                                                  ----------
TOTAL FINANCIALS                                                     173,312
                                                                  ----------
HEALTHCARE - 20.9%
CIMA Labs, Inc.*                                            300       10,842
Conceptus, Inc.*                                            900       21,195
CV Therapuetics, Inc.*                                      400       20,808
Harvard Biosciences, Inc.*                                2,200       21,824
Inhale Therapuetic Systems, Inc.*                         1,300       24,063
Inspire Pharacueticals, Inc.*                             2,200       30,690
Neurocrine Biosciences, Inc.*                               800       41,040
Pain Therapeutics, Inc.*                                  2,100       18,900
Tanox Biosciences, Inc.*                                  1,500       27,750
XOMA, Ltd.*                                               2,100       20,601
                                                                  ----------
TOTAL HEALTHCARE                                                     237,713
                                                                  ----------
SERVICES - 12.9%
Advisory Board Co.*                                         900       24,966
AMN Healthcare Services, Inc.*                              600       16,440
Corporate Executive Board Co.*                              200        7,324
Cumulus Media, Inc., Class A*                             1,600       25,888
Edison Schools, Inc., Class A*                            1,400       27,426
Getty Images, Inc.*                                         500       11,530
Mikohn Gaming Corp.*                                      1,100        8,789
Sylvan Learning Systems, Inc.*                              700       15,442
West Corp.*                                                 400        9,976
                                                                  ----------
TOTAL SERVICES                                                       147,781
                                                                  ----------
TECHNOLOGY - 21.7%
Advanced Fibre Communications, Inc.*                        900       15,885
Brooks Automation, Inc.*                                    400       16,216
C Cor Net Corp.                                             500        7,285
Extensity Inc                                             1,300        2,808
Finisar Corp.*                                            1,700       17,425
GlobeSpan Virata, Inc.*                                   1,300       16,848
Jack Henry & Associates, Inc.                               700       15,246
Nassda Corp.                                                200        4,496
O2Micro International, Ltd.*                                900       21,609


SEE NOTES TO FINANCIAL STATEMENTS

                                                                    VALUE
                                                       SHARES      (NOTE 1)
--------------------------------------------------   ----------   ----------
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
Riverstone Networks, Inc.*                                1,200   $   20,016
Sonus Networks, Inc.*                                     2,100        9,660
TranSwitch Corp.*                                         2,900       13,050
Varian, Inc.*                                               800       25,952
Vastera, Inc.*                                            2,000       33,220
Western Mulitplex Corp., Class A*                         5,100       27,336
                                                                  ----------
TOTAL TECHNOLOGY                                                     247,052
                                                                  ----------
TRANSPORTATION - 1.5%
Knight Transportation, Inc.*                                900       16,920
                                                                  ----------
TOTAL COMMON STOCKS                                                1,053,298
(Cost $943,114)                                                   ----------

MONEY MARKET MUTUAL FUNDS - 0.1%
SSGA Prime Money Market Fund                                703          703
SSGA U.S. Treasury Money Market Fund                        700          700
                                                                  ----------
TOTAL MONEY MARKET MUTUAL FUNDS                                        1,403
  (Cost $1,403)                                                   ----------

TOTAL INVESTMENTS - 100.0%                                        $1,139,673
  (Cost $1,029,489)                                               ==========

* NON-INCOME PRODUCING SECURITY

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES


                                                                 GROWTH & INCOME       CAPITAL APPRECIATION
                                                               --------------------    --------------------
ASSETS:
Investments, at value (Cost- see below) (Note 1)               $          2,092,553    $          1,139,673
Dividends receivable                                                          1,695                      64
Interest receivable                                                             216                      19
Receivable for portfolio shares sold                                         10,430                   2,696
Receivable for securities sold                                                    0                   5,979
Receivable from investment adviser                                            1,843                   1,795
Offering costs, net of accumulated amortization (Note 1)                      2,316                   2,142
                                                               --------------------    --------------------
     Total assets                                                         2,109,053               1,152,368
                                                               --------------------    --------------------

LIABILITIES:
Payable for investments purchased                                                 0                  18,628
Payable for portfolio shares redeemed                                            54                       3
Accrued investment advisory fee                                                   0                     320
Accrued administration fee                                                      323                     179
Accrued 12b-1 fee                                                               399                     223
Accrued trustees fee                                                            182                     104
Other payables                                                                1,271                   1,408
                                                               --------------------    --------------------
     Total Liabilities                                                        2,229                  20,865
                                                               --------------------    --------------------
NET ASSETS                                                     $          2,106,824    $          1,131,503
                                                               ====================    ====================

Cost of investments                                            $          2,061,751    $          1,029,489
                                                               ====================    ====================

COMPOSITION OF NET ASSETS:
Paid in capital                                                $          2,073,953    $          1,036,545
Over-distributed net investment income                                         (610)                      0
Accumulated net investment loss                                                   0                  (1,761)
Accumulated net realized gain (loss) on investments                           2,679                 (13,465)
Net unrealized appreciation in value of investments                          30,802                 110,184
                                                               --------------------    --------------------
Net Assets                                                     $          2,106,824    $          1,131,503
                                                               ====================    ====================

NET ASSET VALUE PER SHARE:
Net Assets                                                     $          2,106,824    $          1,131,503
Shares of beneficial interest outstanding                                   209,527                 103,792
Net asset value and redemption price per share                 $              10.06    $              10.90



SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
For the period August 20, 2001 (inception) to December 31, 2001


                                                                 GROWTH & INCOME       CAPITAL APPRECIATION
                                                               --------------------    --------------------
INVESTMENT INCOME:
Interest                                                       $              1,230    $                817
Dividends                                                                     5,272                   2,046
                                                               --------------------    --------------------
     Total Investment Income                                                  6,502                   2,863
                                                               --------------------    --------------------

EXPENSES:
Investment advisory fee (Note 4)                                              3,573                   2,667
Administration fee (Note 5)                                                   1,021                     711
Co-Administration fee (Note 5)                                                  255                     178
Audit & tax                                                                     352                     548
Custody                                                                         669                     694
12b-1 fee (Note5)                                                             1,276                     889
Trustees fee                                                                  1,434                     852
Amortization of offering costs                                                1,359                   1,257
Other                                                                           240                     168
                                                               --------------------    --------------------
     Total Expenses                                                          10,179                   7,964
                                                               --------------------    --------------------
Expenses waived (Note 6)                                                     (2,210)                 (1,536)
                                                               --------------------    --------------------
Expenses reimbursed by investment adviser (Note 6)                           (2,354)                 (1,804)
                                                               --------------------    --------------------
     Net Expenses                                                             5,615                   4,624
                                                               --------------------    --------------------

NET INVESTMENT INCOME (LOSS)                                                    887                  (1,761)
                                                               --------------------    --------------------

Net realized gain (loss) on investments                                       2,679                 (13,465)
Change in net unrealized appreciation/depreciation                           30,802                 110,184
                                                               --------------------    --------------------
Net gain on investments                                                      33,481                  96,719
                                                               --------------------    --------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $             34,368    $             94,958
                                                               ====================    ====================



SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
For the period August 20, 2001 (inception) to December 31, 2001


                                                                 GROWTH & INCOME          CAPITAL APPRECIATION
                                                               --------------------       --------------------
OPERATIONS:
Net investment income (loss)                                   $                887       $             (1,761)
Net realized gain (loss) on investments                                       2,679                    (13,465)
Change in net unrealized appreciation/depreciation                           30,802                    110,184
                                                               --------------------       --------------------
Net increase in net assets from operations                                   34,368                     94,958
                                                               --------------------       --------------------

DISTRIBUTIONS:
From net investment income                                                   (1,497)                         0
                                                               --------------------       --------------------
  Net decrease in net assets from distributions                              (1,497)                         0
                                                               --------------------       --------------------

SHARE TRANSACTIONS (NOTE 2):
Proceeds from sales of shares                                             2,077,606                  1,036,582
Reinvested dividends                                                          1,497                          0
Cost of shares redeemed                                                      (5,150)                       (37)
                                                               --------------------       --------------------
Net increase in net assets from share transactions                        2,073,953                  1,036,545
                                                               --------------------       --------------------

Net Increase in Net Assets                                                2,106,824                  1,131,503
                                                               --------------------       --------------------

NET ASSETS:
Beginning of period                                                               0                          0
                                                               --------------------       --------------------
End of period                                                  $          2,106,824(1)    $          1,131,503(2)
                                                               ====================       ====================


(1)  Includes over-distributed net investment income of $(610)

(2)  Includes accumulated net investment loss of $(1,761)

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For the period August 20, 2001 (inception) to December 31, 2001


                                                                      GROWTH & INCOME          CAPITAL APPRECIATION
                                                                    --------------------       --------------------
SELECTED PER-SHARE DATA
Net asset value - beginning of period                               $              10.00       $              10.00
                                                                    --------------------       --------------------
Income from investment operations:
Net investment income (loss)                                                        0.00(3)                   (0.02)
Net realized and unrealized gain
  on investments                                                                    0.07                       0.92
                                                                    --------------------       --------------------
Total from investment operations                                                    0.07                       0.90
                                                                    --------------------       --------------------

DISTRIBUTIONS:
From net investment income                                                         (0.01)                      0.00
                                                                    --------------------       --------------------
Net asset value - end of period                                     $              10.06       $              10.90
                                                                    ====================       ====================

TOTAL RETURN (2)                                                                    0.68%                      9.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $              2,107       $              1,132
Ratio of expenses to average net assets (1)                                         1.10%                      1.30%
Ratio of net investment income (loss) to average net assets (1)                     0.17%                     (0.49%)
Ratio of expenses to average net assets without fee waivers (1)                     1.99%                      2.24%
Ratio of net investment loss to average net assets
  without fee waivers (1)                                                          (0.72%)                    (1.43%)
Portfolio turnover rate                                                                9%                        59%


(1)  Annualized

(2)  Total returns for periods of less than one year are not annualized.

(3)  Less than $.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Financial Investors Variable Insurance Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 2000. The financial statements herein relate to the Trust's First Horizon Funds that include the Growth & Income and Capital Appreciation Portfolios (the Portfolios). The Portfolios are sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

SECURITY VALUATION: Securities of the Portfolios are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the average closing bid and asked price. Securities for which quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities maturing within 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximates market value.

INCOME TAXES: It is the Portfolios' policy to comply with the provisions of the Internal Revenue Service applicable to regulated investment companies and intends to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2001, the Capital Appreciation Portfolio had available for federal income tax purposes an unused capital loss carry over of $13,465, expiring December 31, 2009.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions for the Portfolios are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain
(loss) was recorded by the Portfolio.

OFFERING COSTS: The Portfolios have deferred certain costs incurred in connection with the initial registration and public offering of Portfolio shares. Such costs are being amortized over a 12 month period from the commencement of operations. As of December 31, 2001, the remaining period of amortization was 8 months.

OTHER: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

2.   SHARES OF BENEFICIAL INTEREST

On December 31, 2001, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                       GROWTH & INCOME       CAPITAL APPRECIATION
                                                     FOR THE PERIOD ENDED    FOR THE PERIOD ENDED
                                                      DECEMBER 31, 2001       DECEMBER 31, 2001
                                                     --------------------    --------------------
Shares sold                                                       209,892                 103,796
Shares issued as reinvestment of dividends                            152                       -
Shares redeemed                                                      (517)                     (4)
                                                     --------------------    --------------------
Net increase in shares                                            209,527                 103,792
                                                     ====================    ====================

3.   INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term securities, for the period ended December 31, 2001, aggregated $2,032,514 and $99,911, respectively, for the Growth & Income Portfolio and $1,412,137 and $455,557, respectively, for the Capital Appreciation Portfolio.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

                                                       GROWTH & INCOME       CAPITAL APPRECIATION
                                                     --------------------    --------------------
AS OF DECEMBER 31, 2001
Gross appreciation (excess of value over tax cost)   $             90,667    $            155,674
Gross depreciation (excess of tax cost over value)                (59,865)                (45,490)
                                                     --------------------    --------------------
Net unrealized appreciation                          $             30,802    $            110,184
                                                     ====================    ====================
Cost of investments for income tax purposes          $          2,061,751    $          1,029,489
                                                     ====================    ====================

4.   INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio pays First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .70% of its average net assets. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to the Growth & Income Portfolio.

First Tennessee and Delaware Management Company ("DMC") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Capital Appreciation

Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .60% of its average net assets.

Highland Capital Management Corp. ("Highland") serves as the sub-adviser of the Growth & Income Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .50% of Growth & Income Portfolio's average net assets.

5.   ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS is entitled to receive administration fees from each Portfolio, computed daily and payable monthly, at the annual rate of .20% of average net assets. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency fees.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of the each Portfolio. Each Plan provides for payments to ADI at the annual rate of 0.25% of average net assets.

6.   WAIVER OF EXPENSES

For the period ended December 31, 2001, First Tennessee agreed to reimburse fund expenses and/or waive a portion of its fees to the extent necessary for the Growth & Income Portfolio to maintain a total expense ratio of not more than 1.10%. First Tennessee and DMC have agreed to reimburse fund expenses and/or waive a portion of their fees to the extent necessary for the Capital Appreciation Portfolio to maintain a total expense ratio of not more than 1.30%. Pursuant to these waivers, for the period ended December 31, 2001, First Tennessee and DMC waived management fees of $533 and $856, respectively, for the Capital Appreciation Portfolio. First Tennessee also waived co-administration fees of $147 for the Capital Appreciation Portfolio.

7.   TRUSTEES


The Trust's Board of Trustees oversees the overall management of each Portfolio of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. W. Robert Alexander, Mary K. Anstine and John R. Moran, Jr. were appointed trustees at the December 19, 2000, meeting of the Board of Trustees.


                                 POSITION(S) HELD                 PRINCIPAL OCCUPATION DURING THE
INTERESTED TRUSTEES              WITH THE TRUST                   PAST FIVE YEARS*
------------------------------   ------------------------------   -----------------------------------
W. ROBERT ALEXANDER (74)         Trustee, Chairman and            Mr. Alexander is the Chief
                                 President                        Executive Officer of ALPS Mutual
                                                                  Funds Services, Inc., and ALPS
                                                                  Distributors, Inc., which provide
                                                                  administration and distribution
                                                                  services, respectively, for
                                                                  proprietary mutual fund complexes.
                                                                  Mr. Alexander was Vice Chairman of
                                                                  First Interstate Bank of Denver,
                                                                  responsible for Trust, Private
                                                                  Banking, Retail Banking, Cash
                                                                  Management Services and Marketing.
                                                                  Mr. Alexander is currently a member
                                                                  of the Board of Trustees of the
                                                                  Hunter and Hughes Trusts. Because
                                                                  of his affiliation with ALPS Mutual
                                                                  Funds Services and ALPS
                                                                  Distributors, Mr. Alexander is
                                                                  considered an "interested" Trustee
                                                                  of the Trust.


                                 POSITION(S) HELD                 PRINCIPAL OCCUPATION DURING THE
INDEPENDENT TRUSTEES             WITH THE TRUST                   PAST FIVE YEARS*
------------------------------   ------------------------------   -----------------------------------
MARY K. ANSTINE (61)             Trustee                          President/Chief Executive Officer,
                                                                  HealthONE Alliance, Denver,
                                                                  Colorado; Former Executive Vice
                                                                  President, First Interstate Bank of
                                                                  Denver. Ms. Anstine is currently a
                                                                  Director of the Trust of Colorado,
                                                                  Trustee of the Denver Area Council
                                                                  of the Boy Scouts of America, a
                                                                  Director of the Junior Achievement
                                                                  Board and the Colorado Uplift
                                                                  Board, and a member of the Advisory
                                                                  Boards for the Girl Scouts Mile Hi
                                                                  Council and the Hospice of Metro
                                                                  Denver. Formerly, Ms. Anstine
                                                                  served as a Director of ALPS
                                                                  Distributors, Inc., from October
                                                                  1995 to December 1996; Director of
                                                                  HealthONE; a member of the American
                                                                  Bankers Association Trust Executive
                                                                  Committee; and Director of the
                                                                  Center for Dispute Resolution.


JOHN R. MORAN, JR. (71)          Trustee                          Mr. Moran is President of The
                                                                  Colorado Trust, a private
                                                                  foundation trust serving the health
                                                                  and hospital community in the State
                                                                  of Colorado. An attorney, Mr. Moran
                                                                  was formerly a partner with the
                                                                  firm of Kutak Rock & Campbell in
                                                                  Denver, Colorado and a member of
                                                                  the Colorado House of
                                                                  Representatives. He is also a
                                                                  member of the Conference of
                                                                  Southwest Foundations, a member of
                                                                  the Treasurer's Office Investment
                                                                  Advisory Committee for the
                                                                  University of Colorado; a Trustee
                                                                  of the Robert J. Kutak Foundation;
                                                                  Director of the Colorado Wildlife
                                                                  Heritage Foundation; and a member
                                                                  of the Alumni Council of the
                                                                  University of Denver College of
                                                                  Law.

*Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Non-interested Trustees of the Trust receive $1,000 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the Trust's fiscal year ended December 31, 2001, the Trustees were compensated as follows:

                                                   PENSION OR                                    AGGREGATE
                                                   RETIREMENT                                   COMPENSATON
                            AGGREGATE           BENEFITS ACCRUED                               FROM THE TRUST
                           COMPENSATION            AS PART OF          ESTIMATED ANNUAL       AND FUND COMPLEX
TRUSTEE                   FROM THE TRUST         FUND EXPENSES         UPON RETIREMENT        PAID TO TRUSTEES
--------------------   --------------------   --------------------   --------------------   --------------------
Mary K. Anstine        $              1,000   $                  0   $                  0   $              1,000
John R. Moran, Jr.     $              1,000   $                  0   $                  0   $              1,000


For the year ended December 31, 2000, no Trustees had beneficial ownership in the Portfolios.

8.   UNAUDITED INCOME TAX INFORMATION

For the fiscal period ended December 31, 2001, 100% of the Growth & Income Portfolio's dividends from investment income qualify for the corporate dividend-received deduction.

INVESTMENT ADVISER - GROWTH & INCOME PORTFOLIO
First Tennessee Bank National Association
Memphis, Tennessee


CO-INVESTMENT ADVISERS - CAPITAL APPRECIATION PORTFOLIO
First Tennessee Bank National Association
Memphis, Tennessee

Delaware Management Company
Philadelphia, Pennsylvania


SUB-ADVISER - GROWTH & INCOME PORTFOLIO
Highland Capital Management Corporation
Memphis, Tennessee


ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
Denver, Colorado


DISTRIBUTOR
ALPS Distributors, Inc.
Denver, Colorado


CO-ADMINISTRATOR
First Tennessee Bank National Association
Memphis, Tennessee


LEGAL COUNSEL
Davis, Graham & Stubbs LLP
Denver, Colorado


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Denver, Colorado


CUSTODIAN
State Street Bank & Trust
Boston, Massachusetts



THESE PORTFOLIOS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.


FIRST HORIZON FUNDS   370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202   (877) 846-0741